Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of R-Tec Holding, Inc. (the “Company”) on Form 10-QSB for the quarterly period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael T. Montgomery, Interim President and CEO and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 ; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael T. Montgomery

Michael T. Montgomery
Chief Financial Officer
President and CEO
August 12, 2004

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